                         NOTICE OF GUARANTEED DELIVERY

                               OFFER TO EXCHANGE

            SERIES B ZERO COUPON SENIOR EXCHANGEABLE NOTES DUE 2023
                          FOR ANY AND ALL OUTSTANDING
                 ZERO COUPON SENIOR EXCHANGEABLE NOTES DUE 2023
                      (CUSIP NOS. 629568AK2 AND 629568AJ5
                    ISIN NOS. US629568AK22 AND US629568AJ58)

                                       OF

                            NABORS INDUSTRIES, INC.
                                 GUARANTEED BY
                             NABORS INDUSTRIES LTD.

 PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS DESCRIBED IN THE OFFERING
                        CIRCULAR DATED NOVEMBER 12, 2004

     You must use this form, or a form substantially equivalent to this form, to accept the offer (the "Exchange Offer") of Nabors Industries, Inc. (the "Company") and its parent company, Nabors Industries Ltd., a Bermuda exempted company ("Nabors" and, together with the Company, the "Offerors") made pursuant to the offering circular dated November 12, 2004 (as may be amended and supplemented from time to time, the "Offering Circular") if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach J.P. Morgan Trust Company, National Association, as exchange agent (the "Exchange Agent"), prior to 12:00 midnight, New York City time, on December 10, 2004, unless extended or earlier terminated by us (the "Expiration Date").

     This form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender outstanding Zero Coupon Senior Exchangeable Notes Due 2023 of the Company (the "Old Securities") pursuant to the Exchange Offer, a Letter of Transmittal (or facsimile thereof) or an electronic confirmation pursuant to The Depository Trust Company's Automated Tender Offer Program system, with any required signature guarantees and any other required documents must also be received by the Exchange Agent prior to 12:00 midnight, New York City time, on the Expiration Date.

                 The Exchange Agent for the Exchange Offer is:

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                         By Hand or Overnight Delivery:

                J.P. Morgan Trust Company, National Association
                          Institutional Trust Services
                          2001 Bryan Street, 9th Floor
                              Dallas, Texas 75201
                               Attn: Frank Ivins
                            Personal & Confidential
                     Nabors Industries, Inc. Exchange Offer

                        If by Regular or Certified Mail:
                J.P. Morgan Trust Company, National Association
                          Institutional Trust Services
                                 P.O. Box 2320
                            Dallas, Texas 75221-2320
                               Attn: Frank Ivins
                            Personal & Confidential
                     Nabors Industries, Inc. Exchange Offer

                   By Facsimile Transmission: (214) 468-6464

                 For Confirmation by Telephone: (800) 275-2048

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Offering Circular and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Offerors the principal amount of Old Securities set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Procedures for Exchange -- Guaranteed Delivery Procedures" section of the Offering Circular.

     The undersigned understands that tenders of Old Securities will be accepted only in authorized denominations. The undersigned understands that tenders of Old Securities pursuant to the Exchange Offer may not be withdrawn after 12:00 midnight, New York City time, on the Expiration Date. Tenders of Old Securities may be withdrawn as provided in the Offering Circular.

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                                            DESCRIPTION OF RESTRICTED OLD SECURITIES
                                                      (CUSIP NO. 629568AK2)
---------------------------------------------------------------------------------------------------------------------------------
                                                             CERTIFICATE          AGGREGATE PRINCIPAL
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       NUMBER(S)/ ACCOUNT            AMOUNT OF             PRINCIPAL AMOUNT
             (PLEASE FILL IN, IF BLANK)                      NUMBER(S)*              OLD SECURITIES             TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
                                                                Total
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 * For book-entry to The Depository Trust Company, please provide account number.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Securities represented by the securities indicated in column 2. Old Securities tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof. See Instruction 1 of the Letter of Transmittal
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

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                                           DESCRIPTION OF UNRESTRICTED OLD SECURITIES
                                                      (CUSIP NO. 629568AJ5)
---------------------------------------------------------------------------------------------------------------------------------
                                                             CERTIFICATE          AGGREGATE PRINCIPAL
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       NUMBER(S)/ ACCOUNT            AMOUNT OF             PRINCIPAL AMOUNT
             (PLEASE FILL IN, IF BLANK)                      NUMBER(S)*              OLD SECURITIES             TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
                                                                Total
---------------------------------------------------------------------------------------------------------------------------------
 * For book-entry to The Depository Trust Company, please provide account number.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Securities represented by the securities indicated in column 2. Old Securities tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof. See Instruction 1 of the Letter of Transmittal.
---------------------------------------------------------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, personal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
------------------------------------------------------------    ---------------------------
X
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      SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                      DATE

Area Code and Telephone Number: -----------------------------------------------

MUST BE SIGNED BY THE HOLDER(S) OF OLD SECURITIES AS THEIR NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW:

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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DO NOT SEND OLD SECURITIES WITH THE FORM. OLD SECURITIES SHOULD BE SENT TO THE
EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                        3